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                           EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2005

                            STILLWATER MINING COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-13053             81-0480654
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  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)       Identification No.)

       1321 Discovery Drive, Billings, Montana                59102
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       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (406) 373-8700


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers .

        On February 14, 2005, Stillwater Mining Company issued a press release naming David Ulrichs as the company's controller. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STILLWATER MINING COMPANY

Date February 14, 2005
                                                By:    /s/ John R. Stark
                                                       -------------------------
                                                Name:  John R. Stark
                                                Title: Vice President, Secretary
                                                       and General Counsel

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                                  Exhibit Index

Exhibit
No.

99.1     Press release issued on February 14, 2005 by Stillwater Mining Company.